===============================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                             ----------------------


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 25, 1998


                          APRIA HEALTHCARE GROUP INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                        00-19854                 33-0488566
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)       (IRS EMPLOYER
     OF INCORPORATION)                                         IDENTIFICATION NO.)

         3560 HYLAND AVENUE
       COSTA MESA, CALIFORNIA                           92626
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 427-2000

                                 NOT APPLICABLE

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




===============================================================================

ITEM 5. OTHER EVENTS.

        On November 25, 1998, the Registrant issued a press release relating to its filing with the Securities and Exchange Commission of a registration statement on Form S-3 covering its previously announced rights offering and the record date therefor.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        The following exhibit is filed with this report on Form 8-K:

  99.1         Press Release of the Registrant dated November 25, 1998.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        APRIA HEALTHCARE GROUP INC.


Date:  November 25, 1998                By: /s/ ROBERT S. HOLCOMBE
                                            --------------------------------
                                                Robert S. Holcombe
                                               Senior Vice President,
                                            Secretary and General Counsel

                                 EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------
99.1           Press Release of the Registrant dated November 25, 1998.